UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21726

360 Funds

(Exact name of registrant as specified in charter)

4300 Shawnee Mission Parkway, Suite 100 Fairway, KS	66205
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange St.
Wilmington, DE 19801

(Name and address of agent for service)

With Copies To:
Bo J. Howell
Strauss Troy Co., LPA
Federal Reserve Building
150 E. 4th Street, 4th Floor
Cincinnati, OH 45202-4018

Registrant’s telephone number, including area code: 877-244-6235

Date of fiscal year end: 11/30/2021

Date of reporting period: 11/30/2021

ITEM 1.               REPORTS TO SHAREHOLDERS

The Annual report to Shareholders of the FinTrust Income and Opportunity Fund, formerly, the HedgeRow Income and Opportunity Fund, a series of the 360 Funds (the “registrant”), for the year ended November 30, 2021 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30e-1), as amended, is filed herewith.

FinTrust Income and Opportunity Fund Class A Shares (Ticker Symbol: HROAX) Institutional Class Shares (Ticker Symbol: HIOIX) A Series of the 360 Funds

ANNUAL REPORT

November 30, 2021

Investment Adviser:

FinTrust Capital Advisors, LLC

124 Verdae Boulevard, Suite 504

Greenville, SC 29607

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the FinTrust Fund’s shareholder reports are no longer being sent by mail unless you specifically requested paper copies of the reports from a FinTrust Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive all future reports in paper free of charge. You can inform a FinTrust Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an e-mail request. Your election to receive reports in paper will apply to all funds held within the FinTrust Fund complex/your financial intermediary.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

LETTER TO SHAREHOLDERS (Unaudited)

November 30, 2021

Dear Shareholders,

Performance

In the twelve months ended November 30, 2021, the Institutional Class of our FinTrust Income and Opportunity Fund (the “Fund”) gained 3.79%(a),, while the Class A shares before sales charges gained 3.57%(a) and the S&P 500® Total Return Index(b) (“S&P 500”) gained 27.92% (b) and the Morningstar Long-Short Equity Category gained 12.53%(c).

The Economic Climate

Divergences Everywhere

We came into 2021 rather bullish due to the building economic recovery. Despite the COVID headlines, markets have been able to rally on the back of the historic amounts of fiscal and monetary stimulus. The monetary and fiscal stimulus of 2020 and 2021 are only comparable to the final years of World War II in terms of debt to GDP. As a result, the Fund had a very strong first half of the year. Unfortunately, as the year progressed, and COVID variants began to emerge, we and our models struggled as an increasing number of extreme divergences began to emerge.

The Fund’s positions in earlier stage growth companies, international companies, and companies with more economic sensitivity, all suffered as markets grew concerned about the potential for additional government shutdowns, inflation, and an energy price driven recession. While we are dissatisfied with the recent performance, we believe most of the factors impacting the portfolio are transitory and less important to long-term performance than the strength of a company’s intellectual property.

The pressure on the types of companies on which we focus was particularly noticeable relative to large company growth stocks which dominate the headline indices. In our data, the divergence between smaller capitalization companies, economically sensitive, and international stock performance relative to mega capitalization U.S. growth stock performance has not been this wide since the last days of the internet bubble (1999-2002).

During the 1999-2002 period, large company growth stocks eventually deflated, as money rotated into smaller companies and out of the equity markets and into bonds. The internet bust is interesting because during that time, more stocks went up than went down, but the market indices fell significantly. We do not expect history to exactly repeat, as today’s interest rates are more equity market supportive, but we do still see the potential for a large internal reallocation within the equity markets.

Today’s 10-year treasury bond yields less than 2%, whereas in 2000, a 10-year bond yielded more than 6%. We believe today’s low bond yields have lured market participants into using mega capitalization growth stocks as bond market replacements. As a result, when markets grew concerned about additional Covid shutdowns, money flooded into a handful of mega capitalization companies, rather than into low yielding bonds. We believe that as economic concerns ease, this flight to safer money will rotate back out in the other direction.

To put the rotation potential into perspective, Apple’s $3 Trillion market capitalization is now larger than the entire stock market index for Great Britain – the FTSE 100. As a result, a 20% decline in just that one stock, whereby the money remained in the market, could potentially cause 600 $1 billion market capitalization companies to double in price. It could also make the entire British stock market index increase by 20%. The potential size of a rotation becomes even bigger when one considers that other top 4 or 5 stocks and bond market money trapped at negative yields.

What Might Cause the Rotation

We believe markets have begun pricing in a mild inflationary driven recession. Our data also suggests that this has been the driving force behind the large divergence between bond proxy stocks and other companies. Green New Deal policies, which have become politically popular in Europe and the United States, fundamentally seek to raise energy prices in order to encourage substitution and conservation. Unfortunately, legacy energy sources are coming offline faster than new energy sources are replacing them. This along with the economic recovery has caused a noticeable increase in energy prices.

As of October, energy prices have risen above their 3-year average. This is significant because such energy price shocks have preceded 11 of 12 United States recessions according to academic papers by Ben Bernanke and Thanyalak Suthijindawong. The Bernanke paper goes further and states that the recessionary risks are increased when the Federal Reserve is responsive to the inflationary pressures of higher energy prices. If this conclusion holds true, then the recessionary risk for 2022 has been increased as Chairman Powell and the Federal Reserve have announced an intention to raise interest rates three times in 2022.

While we economically expect an inflation induced slowdown in 2022, we believe much of this risk is already priced into smaller capitalization companies for the following reasons.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

LETTER TO SHAREHOLDERS (Unaudited) (continued)

November 30, 2021

According to the research papers, energy prices have historically led recessionary periods by about 5 months, and energy prices peaked in late October. A recession is defined as two consecutive quarters of negative GDP, so computer algos would equate this to roughly 120 trading days. Equity markets in turn are a leading economic indicator, and various studies put the lead time in the 3-6 month time horizon. In December, small capitalization stock market indices made 60-day lows, which would be roughly the mid-point of a 120-day period. Meanwhile, while the yield curve has flattened, it has still maintained a positive slope. As a result, we believe that any mild recession that might begin in early 2022 is already reflected in the equity prices of the non-bond proxy stocks and oil prices.

If we are correct in our view, then the large capitalization companies that have been used as bond proxy stocks could suffer, at least on a relative basis, as the economic recovery gains strength.

An Important Note About This Recessionary Recovery and the Future

As of 2019, the millennial generation (1981-1996) became the largest living generation. This is an economic reality that will be with the markets for the rest of our careers. This is the first time there has been an economic recovery whereby there is a generation later than the baby boom generation. Generation X (1965-1980) is not expected to exceed the size of the baby boomer generation until 2028. Economically, households reach their peak spending when the head of the household is approximately 50 years old. 2022/23 would represent 50 years from the lowest point in immigration adjusted U.S. births (1972-1973) as well as 65 years past the peak in baby boomer births in 1957. As a result, the shape of the recovery and economy will increasingly be driven by the political and economic choices of a younger demographic.

We believe 2021 ushered in a glimpse of this younger future. In 2021, the markets began to see large increases in the trading of non-fungible tokens (NFTs), cryptocurrencies, and MEME stocks driven by Twitter, Reddit feeds, and YouTube how to videos. Each generation creates its own trends and has to learn which are fads and which represent sustainable opportunities. The boomers early learning experienced involved the boom, bust, and recovery around the 1987 crash. Generation X rode the internet boom, bust, and boom of the internet. Now the millennials are launching us into their workings and spending years. Over time, we think the millennials will learn, as we did, that great intellectual property can help identify and separate sustainable growth businesses from the wild speculations and tired ideas.

There will still be economic expansion and contractions, but we believe this generational turn will support our investment thesis for investing in younger companies with compelling intellectual property for a long time to come.

In conclusion

In last year’s letter, we wrote the following:

“In our opinion, investors may have been etherized and learned bad investing habits following 10 years of federal government stimulus. What’s a kid to do when they just keep spiking the punch bowl?” Well, the only thing we would change from last year’s letter is that we now say 11 years.” This year, we would simply update the statement to 12 years.

At the end of June 30, 2021 the interest rate on 10-year government bonds sat at 1.44 % down, about 30 bps points (0.30%) below the 10-year realized inflation rate. Consequently, we think the risk reward in the bond market is poor. There is no question that today’s high equity valuations are due in large part to historically low interest rates. Solving this bond market and risk reward problem is the primary reason we started the FinTrust Income and Opportunity Fund.

While stock index returns are highly positive for 2021, valuations measures deteriorated noticeably, as the price increases outpaced the earnings recovery for large capitalization companies. Our annual Ben Graham (Warren Buffet’s mentor) analysis of the 30 Dow Jones Industrial Average stocks now suggest large capitalization stocks have worse than average valuations and returns verse history. Stock return estimates, however, continue to look favorable relative to the returns available from the cash and fixed income markets.

Asset Allocation

As of November 30, 2021, the portfolio consisted of 79.88% of net assets invested in common and preferred stocks and exchange traded funds, 8.44% of net assets invested in United States Treasury Notes and money market funds which serve as collateral against written put option contracts, 1.90% of net assets invested in put option contracts, and 1.81%% of the Fund was invested in call options on equity securities. Included in the cash balance is $419,047 in collected premium on written options contracts open at November 30, 2021, as part of our strategy to enhance the long-term cash flow generation of the portfolio, while buffering market volatility through the writing of call and put options. This collected premium should provide income beyond the dividends and capital gains generated by the stock positions owned by the Fund. As the option contracts expire and the cash is realized over the next year, these funds will be sources for incremental distributions for investors. These strategies may also help to buffer the downside market exposure of the Fund over time.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

LETTER TO SHAREHOLDERS (Unaudited) (continued)

November 30, 2021

Sector Weightings (as of November 30, 2021)

The portfolio weightings by sector on a market value basis outlined below:

Sector Diversification	% of Market Value
Basic Materials	6.6%
Communication Services	12.1%
Consumer Discretionary	2.9%
Energy	2.7%
Financials	17.7%
Healthcare	6.6%
Index	19.0%
Industrials	7.3%
Information Technology	15.7%
Utilities	0.2%
U.S. Treasuries & Money Market	9.2%

Conclusion

Thank you for investing and joining us as fellow shareholders in the FinTrust Income and Opportunity Fund. We continue to work hard to justify your confidence and trust in our stewardship of your hard-earned savings. We also remain dedicated to providing you with the information we would like to have if our roles were reversed.

Shape the future.

Allen R. Gillespie, CFA

Managing Partner of Investments

(a) The performance quoted assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance information shown for the Fund’s Class A shares does not reflect any front-end sales load. Please see the Total Return Table on the following pages for performance information on the Fund’s Class A shares (with sales load).Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235. Investors should consider the investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about the Fund can be found in the Fund’s prospectus. Please read it carefully before investing.

(b) The S&P 500® Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

(c) The Morningstar Category Average is the average return for the peer group based on the returns of each individual fund within the group, for the period shown. This average assumes reinvestment of dividends. The Morningstar Long-Short Category represent funds that hold sizeable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives. The information contained herein is proprietary to Morningstar and/or its content providers; may not be copied or distributed; and is not warranted to be accurate, complete or timely. Neither Morningstar not its content providers are responsible for any damages or losses arising from any use of this information.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

INVESTMENT HIGHLIGHTS (Unaudited)

November 30, 2021

Returns as of November 30, 2021	One Year ended November 30, 2021	Five Years ended November 30, 2021	Since Inception from January 21, 2016 through November 30, 2021
FinTrust Income and Opportunity Fund Class A shares without sales charge	3.57%	5.12%	6.11%
FinTrust Income and Opportunity Fund Class A shares with sales charge	(2.13)%	3.93%	5.09%
FinTrust Income and Opportunity Fund Institutional Class shares	3.79%	5.38%	6.37%
S&P 500® Total Return Index	27.92%	17.89%	18.70%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the FinTrust Income and Opportunity Fund versus the S&P 500® Total Return Index. The S&P 500® Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500® Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the FinTrust Income and Opportunity Fund, which will generally not invest in all the securities comprising the index.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

INVESTMENT HIGHLIGHTS (Unaudited)

November 30, 2021

The investment objective of the FinTrust Income and Opportunity Fund (the “Fund”) is total return comprised of income and capital appreciation. To meet its investment objective, the Fund will invest primarily in domestic equity securities that in the opinion of FinTrust Capital Advisors, LLC (the “Adviser”) have above average intellectual property portfolios and other characteristics, like strong earnings and dividend growth that are members of the S&P 1500 Composite, relative to their sector competitors.

The Fund will typically invest in issuers that have established markets and operations and generate excess cash flow. The Fund looks for stocks with attributes which suggest they will thrive in good markets and survive potential economic setbacks. The Fund employs detailed quantitative assessments to construct its equity portfolio. Portfolio parameters include, but are not limited to, a quantitative valuation of the strength of the company’s intellectual property portfolio, steady growing earnings, dividend yield with a tendency to raise such yield and availability at reasonable price-earnings ratios. The Fund seeks to invest in stocks that are undervalued by the market, but with strong business models, which may provide for lower levels of market volatility or non-correlated volatility, The Fund also prefers to invest in equity stocks that have options traded on them.

The Fund may also invest in companies that are experiencing a “special situation” that makes them undervalued relative to their long-term potential. Developments creating special situations may include new intellectual property developments, intellectual property licensing deals, mergers, spin-offs, litigation resolutions, new products or management changes. The Fund may also invest in convertible securities. The Fund also seeks to generate income for shareholders by selling options against the risk taken by owning common stocks. For example, the Fund intends to sell covered call options on a portion of its stock holdings. This income is designed to, over time, add to portfolio stability and improve returns. The Fund uses an options strategy to limit market exposure and volatility. The extent of option selling will depend upon market conditions and the Adviser’s judgment of the advantages of selling call options on the Fund’s equity investments. Additionally, the Fund will enter into call spreads. A spread is an options position established by purchasing one option and selling another option of the same class, but of a different series.

The Fund may be appropriate for investors with long-term time horizons who are not sensitive to short-term losses and want to participate in the long-term growth of the financial markets. The Fund seeks to avoid or minimize the effects of inflation on the portfolio.

The percentages in the above graph are based on the portfolio holdings of the Fund as of November 30, 2021 and are subject to change. For a detailed break-out of holdings by industry and investment type, please refer to the Schedule of Investments and Schedule of Written Options.

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
November 30, 2021	ANNUAL REPORT

COMMON STOCK - 70.83%	Shares	Value

Auto Manufacturers - 1.18%
Volkswagen AG - Germany - ADR	10,000	$278,500

Banks - 3.56%
Bancorp, Inc. (a)	9,800	277,046
Bank of America Corp.	12,600	560,322
		837,368
Biotechnology - 1.62%
Regeneron Pharmaceuticals, Inc. (a) (b)	600	381,918

Building Materials - 0.89%
Builders FirstSource, Inc. (a) (b)	3,000	208,320

Chemicals - 5.42%
AdvanSix, Inc. (b)	12,600	570,654
Chemours Co. (b)	7,000	207,900
Nutrien Ltd. - Canada	7,500	495,900
		1,274,454
Computers - 2.17%
3D Systems Corp. (a) (b)	10,000	227,800
Dell Technologies, Inc. - Class C (a)	5,000	282,350
		510,150
Diversified Financial Services - 4.05%
Enova International, Inc. (a) (b)	25,000	953,000

Electrical Components & Equipment - 1.72%
ChargePoint Holdings, Inc. - Class A (a)	10,000	255,200
EnerSys (b)	2,000	148,180
		403,380
Energy - Alternate Sources - 0.38%
CleanSpark, Inc. (a) (b)	5,000	88,900

Engineering & Construction - 1.43%
Sterling Construction Co., Inc. (a)	13,000	335,010

Environmental Control - 0.19%
Pure Cycle Corp. (a)	3,000	43,680

Home Furnishings - 0.55%
Tempur Sealy International, Inc. (b)	3,000	128,520

Insurance - 2.07%
Brighthouse Financial, Inc. (a)	10,000	486,100

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
November 30, 2021	ANNUAL REPORT

COMMON STOCK - 70.83% (continued)	Shares	Value

Internet - 18.29%
Alphabet, Inc. - Class C (a) (b)	500	$1,424,520
Amazon.com, Inc. (a)	200	701,414
eBay, Inc. (b)	9,750	657,735
Meta Platforms, Inc. - Class A (a) (b)	2,000	648,920
Palo Alto Networks, Inc. (a) (b)	700	382,858
Perion Network Ltd. - Israel (a) (b)	20,000	483,000
		4,298,447
Mining - 0.79%
Freeport-McMoRan, Inc. (b)	5,000	185,400

Oil & Gas - 2.47%
APA Corp. (b)	12,500	322,125
BP PLC - ADR - Great Britain	10,000	259,600
		581,725
Pharmaceuticals - 3.66%
Canopy Growth Corp. - Canada (a)	10,000	107,100
Coherus Biosciences, Inc. (a)	27,500	510,675
Vanda Pharmaceuticals, Inc. (a)	15,000	243,000
		860,775
Private Equity - 2.59%
Carlyle Group, Inc. (b)	6,000	328,140
Victory Capital Holdings, Inc. - Class A	8,000	280,480
		608,620

Savings & Loans - 1.50%
Banc of California, Inc.	18,000	352,620

Semiconductors - 2.16%
Applied Materials, Inc. (b)	2,000	294,380
Diodes, Inc. (a) (b)	2,000	212,700
		507,080
Software - 11.40%
Materialise NV - ADR - Belgium (a)	7,500	182,625
Porch Group, Inc. (a)	30,000	631,200
salesforce.com, Inc. (a) (b)	2,000	569,920
ServiceNow, Inc. (a) (b)	700	453,390
VMware, Inc. - Class A (b)	7,203	840,878
		2,678,013
Transportation - 2.74%
ArcBest Corp. (b)	3,900	402,012
Daseke, Inc. (a)	25,000	241,250
		643,262

TOTAL COMMON STOCK (Cost $15,875,076)		16,645,242

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
November 30, 2021	ANNUAL REPORT

PREFERRED STOCK - 2.43%				Shares	Value

Banks - 2.43%
United Community Banks, Inc., 6.875% - Series I (c) (g)				21,000	$571,200

TOTAL PREFERRED STOCK (Cost $529,751)					571,200

EXCHANGE-TRADED FUND - 13.93%

Equity Fund - 13.93%
iShares Russell 2000 ETF				15,000	3,272,550

TOTAL EXCHANGE-TRADE FUNDS (Cost $3,315,986)					3,272,550

GOVERNMENT BONDS - 7.72%				Principal
U.S. Treasury Bill, 0.050%, due 01/27/2022 (c) (d)				$500,000	499,965
U.S. Treasury Note, 0.125%, due 10/31/2022 (c)				815,000	814,332
U.S. Treasury Note, 1.375%, due 01/31/2022 (c)				500,000	501,094

TOTAL GOVERNMENT BONDS (Cost $1,815,050)					1,815,391

OPTIONS PURCHASED - 5.76%
		Notional	Exercise
CALL OPTIONS PURCHASED - 2.16%	Contracts [1]	Amount	Price	Expiration
Amazon.com, Inc.	1	260,000	2,600.00	1/21/2022	91,730
BorgWarner, Inc.	40	160,000	40.00	1/21/2022	18,400
Boston Scientific Corp.	60	180,000	30.00	1/21/2022	50,400
Citigroup, Inc.	50	300,000	60.00	1/21/2022	27,250
CVS Health Corp.	45	270,000	60.00	1/21/2022	136,350
Intel Corp.	50	250,000	50.00	1/20/2023	31,400
Meta Platforms, Inc. - Class A	15	337,500	225.00	1/21/2022	151,005

TOTAL CALL OPTIONS PURCHASED (Cost $588,191)					506,535

PUT OPTIONS PURCHASED - 3.60%
Invesco QQQ Trust Series 1	100	3,400,000	340.00	3/31/2022	79,400
Invesco QQQ Trust Series 1	150	5,175,000	345.00	3/31/2022	131,550
Invesco QQQ Trust Series 1	105	3,727,500	355.00	12/31/2021	26,670
iShares Russell 2000 ETF	160	3,600,000	225.00	3/31/2022	278,240
SPDR S&P 500 ETF Trust	155	6,742,500	435.00	12/31/2021	90,675
SPDR S&P 500 ETF Trust	175	7,700,000	440.00	12/31/2021	122,500
SPDR S&P 500 ETF Trust	150	6,675,000	445.00	12/31/2021	117,150

TOTAL PUT OPTIONS PURCHASED (Cost $1,667,668)					846,185

TOTAL OPTIONS PURCHASED (Cost $2,255,859)					1,352,720

				Shares
SHORT-TERM INVESTMENTS - 0.72%
Federated Hermes Government Obligations Fund - Institutional Shares, 0.03% (e)				169,194	169,194

TOTAL SHORT-TERM INVESTMENTS (Cost $169,194)					169,194

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
November 30, 2021	ANNUAL REPORT

Value

TOTAL INVESTMENTS, AT VALUE (Cost $23,960,916) - 101.39%	$23,826,297

TOTAL SECURITIES SOLD SHORT, AT VALUE (Proceeds $1,642,797) - (7.31)%	(1,717,140)

OPTIONS WRITTEN, AT VALUE (Premiums $419,047) - (2.05)% (f)	(481,231)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 7.97%	1,872,941

NET ASSETS - 100%	$23,500,867

(a) Non-income producing security.
(b) Subject to call options written by the Fund.
(c) All or a portion of the security is segregated as collateral for options written and securities sold short.
(d) Rate shown represents the effective yield at November 30, 2021.
(e) Rate shown represents the 7-day effective yield at November 30, 2021, is subject to change and resets daily.
(f) Please refer to the Schedule of Options Written for details of options written.
(g) Affiliated company. See Note 11.

[1] Each option contract is equivalent to 100 shares of the underlying common stock or exchange-traded fund. All options are non-income producing.

The following abbreviations are used in this portfolio:
ADR - American Depositary Receipt
AG - Aktiengesellschaft (German Public Limited Company)
ETF - Exchange-Traded Fund
Ltd. - Limited
NV - Naamloze Vennootschap (Dutch Public Company)
PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT
November 30, 2021	ANNUAL REPORT

SECURITIES SOLD SHORT - (7.31)%

COMMON STOCK SOLD SHORT - (7.31)%	Shares	Value

Auto Manufacturing - ( 7,31%)
Tesla, Inc. (a)	1,500	$1,717,140

TOTAL COMMON STOCK SOLD SHORT (Proceeds $1,642,797)		1,717,140

TOTAL SECURITIES SOLD SHORT, AT VALUE (Proceeds $1,642,797 )		$1,717,140

(a) Non-income producing security.

The accompanying notes are an integral part of these financial statements.

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF OPTIONS WRITTEN
November 30, 2021	ANNUAL REPORT

OPTIONS WRITTEN - (2.05)%
		Notional	Exercise
CALL OPTIONS WRITTEN - (0.35)%	Contracts [1]	Amount	Price	Expiration	Value

3D Systems Corp.	100	$250,000	$25.00	1/21/2022	$15,000
AdvanSix, Inc.	40	200,000	50.00	1/21/2022	5,800
Alphabet, Inc. - Class C	2	610,000	3,050.00	1/21/2022	9,200
APA Corp.	60	162,000	27.00	12/17/2021	6,720
Applied Materials, Inc.	1	16,000	160.00	12/17/2021	118
ArcBest Corp.	10	120,000	120.00	1/21/2022	3,300
ArcBest Corp.	10	115,000	115.00	12/17/2021	1,700
Builders FirstSource, Inc.	10	75,000	75.00	12/17/2021	850
Carlyle Group, Inc.	15	90,000	60.00	1/21/2022	1,500
Chemours Co.	20	66,000	33.00	1/21/2022	1,500
Cleanspark, Inc.	15	37,500	25.00	1/21/2022	2,400
Diodes, Inc.	6	69,000	115.00	1/21/2022	1,590
eBay, Inc.	30	225,000	75.00	1/21/2022	2,640
EnerSys	20	160,000	80.00	1/21/2022	3,400
Enova International, Inc.	70	315,000	45.00	1/21/2022	6,300
Freeport-McMoRan, Inc.	12	50,400	42.00	1/21/2022	1,368
Meta Platforms, Inc. - Class A	6	216,000	360.00	1/21/2022	3,504
Meta Platforms, Inc. - Class A	6	207,000	345.00	12/17/2021	1,998
Palo Alto Networks, Inc.	3	180,000	600.00	12/17/2021	840
Perion Network Ltd.	30	90,000	30.00	1/21/2022	1,830
Regeneron Pharmaceuticals, Inc.	2	140,000	700.00	12/17/2021	620
salesforce.com, Inc.	6	198,000	330.00	1/21/2022	2,130
salesforce.com, Inc.	6	189,000	315.00	12/17/2021	1,800
ServiceNow, Inc.	2	142,000	710.00	12/17/2021	716
Tempur Sealy International, Inc.	10	47,500	47.50	1/21/2022	750
VMware, Inc. - Class A	25	325,000	130.00	1/21/2022	5,000

TOTAL CALL OPTIONS WRITTEN (Premiums $78,816)					82,574

PUT OPTIONS WRITTEN - (1.70)%

Advanced Micro Devices, Inc.	10	150,000	150.00	1/21/2022	8,800
Amazon.com, Inc.	2	630,000	3,150.00	1/21/2022	8,526
Applied Materials, Inc.	20	300,000	150.00	12/17/2021	13,600
Booking Holdings, Inc.	3	690,000	2,300.00	12/17/2021	62,325
DocuSign, Inc.	10	250,000	250.00	1/21/2022	20,270
DocuSign, Inc.	20	520,000	260.00	12/17/2021	43,500
Freeport-McMoRan, Inc.	20	76,000	38.00	12/17/2021	4,580
Freeport-McMoRan, Inc.	40	160,000	40.00	12/17/2021	14,400
Meta Platforms, Inc. - Class A	10	330,000	330.00	12/17/2021	13,230
Meta Platforms, Inc. - Class A	10	310,000	310.00	12/17/2021	5,270
Netflix, Inc.	5	325,000	650.00	12/17/2021	12,125
Netflix, Inc.	10	670,000	670.00	12/17/2021	37,220
Oracle Corp.	30	285,000	95.00	1/21/2022	20,550
Oracle Corp.	30	270,000	90.00	12/17/2021	8,460

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF OPTIONS WRITTEN
November 30, 2021	ANNUAL REPORT

OPTIONS WRITTEN - (2.05)% (continued)

PUT OPTIONS WRITTEN - (1.70)% (continued)		Notional	Exercise
	Contracts [1]	Amount	Price	Expiration	Value

salesforce.com, Inc.	10	290,000	290.00	1/21/2022	$19,480
salesforce.com, Inc.	10	280,000	280.00	12/17/2021	10,490
Tesla, Inc.	3	300,000	1,000.00	12/17/2021	6,786
Tesla, Inc.	5	550,000	1,100.00	12/17/2021	24,635
Tesla, Inc.	5	575,000	1,150.00	12/17/2021	35,010
Tesla, Inc.	3	360,000	1,200.00	12/17/2021	29,400

TOTAL PUT OPTIONS WRITTEN (Premiums $340,231)					398,657

TOTAL OPTIONS WRITTEN (Premiums $419,047)					$481,231

1 Each option contract is equivalent to 100 shares of common stock. All options are non-income producing.

The following abbreviations are used in this portfolio:

Ltd. - Limited

The accompanying notes are an integral part of these financial statements.

FINTRUST INCOME AND OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES

November 30, 2021	ANNUAL REPORT

Assets:

Unaffiliated Investments, at cost	$23,431,165
Affiliated Investments, at cost	529,751
Investments, at cost	23,960,916
Unaffiliated Investments, at value	23,255,097
Affiliated Investments, at value	571,200
Cash	938,366
Receivables:
Interest	2,413
Dividends	17,626
Investment securities sold	6,772,977
Fund shares sold	2
Prepaid expenses	4,274
Total assets	31,561,955

Liabilities:
Premiums from options written	$419,047
Proceeds of securities sold short	1,642,797
Options written, at value	$481,231
Securities sold short, at value	1,717,140
Payables:
Investment securities purchased	4,984,579
Fund shares redeemed	832,435
Due to adviser	21,045
Accrued distribution (12b-1) fees	17
Due to administrator	9,774
Accrued expenses	14,867
Total liabilities	8,061,088
Net Assets	$23,500,867

Sources of Net Assets:
Paid-in capital	$22,808,944
Total distributable earnings	691,923
Total Net Assets	$23,500,867

Class A Shares:
Net Assets	$82,431
Shares Outstanding (Unlimited shares of $0 par value beneficial interest authorized)	7,521
Net Asset Value Per Share (a)	$10.96

Maximum Offering Price Per Share (b)	$11.60

Minimum Redemption Price Per Share (c)	$10.85

Institutional Class Shares:
Net Assets	$23,418,436
Shares Outstanding (Unlimited shares of $0 par value beneficial interest authorized)	2,102,257
Net Asset Value, Offering and Redemption Price Per Share (a)	$11.14

(a) The Net Asset Value, Offering and Redemption Prices Per Share shown above differ from the traded NAV on November 30, 2021 due to financial statement adjustments.

(b) A maximum sales charge of 5.50% is imposed on Class A shares.

(c) Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge ("CDSC") on shares redeemed within one year from the date of purchase.

The accompanying notes are an integral part of these financial statements.

FINTRUST INCOME AND OPPORTUNITY FUND
STATEMENT OF OPERATIONS	ANNUAL REPORT

For the Year Ended November 30, 2021

Investment income:
Dividends (net of foreign withholding taxes of $3,713)	$183,329
Dividends from affiliates (Note 11)	18,047
Interest	9,258
Total investment income	210,634

Expenses:
Management fees (Note 6)	310,208
Distribution (12b-1) fees - Class A (Note 6)	217
Accounting and transfer agent fees and expenses	116,822
Interest expense	31,410
Pricing fees	21,299
Trustee fees and expenses	20,941
Miscellaneous	15,712
Custodian fees	15,692
Legal fees	14,571
Audit fees	14,500
Reports to shareholders	14,012
Dividends on securities sold short	4,658
Compliance officer fees	4,633
Insurance	2,484
Registration and filing fees	1,199
Total expenses	588,358
Less: fees waived (Note 6)	(68,136)
Net expenses	520,222

Net investment loss	(309,588)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated Investments	1,260,555
Options written	593,298
Securities sold short	(498,679)
Net realized gains on investments, options written and securities sold short	1,355,174

Net change in unrealized appreciation (depreciation) on:
Unaffiliated Investments	(889,824)
Affiliated Investments	(14,910)
Options written	(75,754)
Securities sold short	15,563
Net change in unrealized depreciation on investments, options written and securities sold short	(964,925)

Net realized and unrealized gain on investments, options written and securities sold short	390,249

Net increase in net assets resulting from operations	$80,661

The accompanying notes are an integral part of these financial statements.

FINTRUST INCOME AND OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS	ANNUAL REPORT

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020

Increase (decrease) in net assets from:
Operations:
Net investment loss	$(309,588)	$(158,861)
Net realized gain on investments, options written and securities sold short	1,355,174	1,108,160
Net change in unrealized appreciation (depreciation) on investments, options written and securities sold short	(964,925)	856,405
Net increase in net assets resulting from operations	80,661	1,805,704

Distributions to shareholders from:
Total distributable earnings - Class A	(4,673)	(3,800)
Total distributable earnings - Institutional Class	(1,003,570)	(401,040)
Total distributions	(1,008,243)	(404,840)

Capital share transactions (Note 4):
Increase in net assets from capital share transactions	6,345,882	6,299,972

Increase in net assets	5,418,300	7,700,836

Net Assets:
Beginning of year	18,082,567	10,381,731

End of year	$23,500,867	$18,082,567

The accompanying notes are an integral part of these financial statements.

FINTRUST INCOME AND OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the years indicated.

	Class A

	For the Year Ended November 30, 2021		For the Year Ended November 30, 2020		For the Year Ended November 30, 2019		For the Year Ended November 30, 2018	For the Year Ended November 30, 2017

Net Asset Value, Beginning of Year	$11.19		$10.71		$10.73		$11.97	$11.03

Investment Operations:
Net investment loss (a)	(0.18)		(0.15)		(0.06)		(0.05)	(0.08)
Net realized and unrealized gains on investments, options written and securities sold short	0.58		1.05		0.56		0.04	1.03
Total from investment operations	0.40		0.90		0.50		(0.01)	0.95

Distributions:
From net realized capital gains	(0.63)		(0.42)		(0.52)		(1.23)	(0.01)
Total distributions	(0.63)		(0.42)		(0.52)		(1.23)	(0.01)

Net Asset Value, End of Year	$10.96	(d)	$11.19		$10.71		$10.73	$11.97

Total Return (b)	3.57%		8.68%		5.32%		(0.31)%	8.61%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$82		$83		$97		$92	$398

Ratios of expenses to average net assets:
Before fees waived and expenses absorbed	2.62	%(c)	3.29	%(c)	3.66	%(c)	4.57%	4.52	%(c)
After fees waived and expenses absorbed	2.35	%(c)	2.35	%(c)	2.22	%(c)	2.20%	2.26	%(c)

Ratios of net investment loss:
Before fees waived and expenses absorbed	(1.77	)%(c)	(2.35	)%(c)	(2.06	)%(c)	(2.84)%	(2.99	)%(c)
After fees waived and expenses absorbed	(1.50	)%(c)	(1.41	)%(c)	(0.63	)%(c)	(0.47)%	(0.73	)%(c)

Portfolio turnover rate	395.29%		271.84%		192.88%		280.78%	94.23%

(a)

Net investment loss per share is based on average shares outstanding.

(b)

Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and does not reflect the impact of sales charges.

(c)

The ratios include 0.13% of interest expense and 0.02% of dividend expense during the year ended November 30, 2021, 0.15% of interest expense during the year ended November 30, 2020, 0.02% of interest expense during the year ended November 30, 2019 and 0.06% of interest expense during the year ended November 30, 2017.

(d)

The Net Asset Value differs from the traded NAV on November 30, 2021 due to financial statement adjustments.

The accompanying notes are an integral part of these financial statements.

FINTRUST INCOME AND OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the years indicated.

	Institutional Class

	For the Year Ended November 30, 2021		For the Year Ended November 30, 2020		For the Year Ended November 30, 2019		For the Year Ended November 30, 2018		For the Year Ended November 30, 2017

Net Asset Value, Beginning of Year	$11.34		$10.82		$10.81		$12.02		$11.05

Investment Operations:
Net investment loss (a)	(0.15)		(0.12)		(0.04)		(0.02)		(0.05)
Net realized and unrealized gains on investments, options written and securities sold short	0.58		1.06		0.57		0.04		1.03
Total from investment operations	0.43		0.94		0.53		0.02		0.98

Distributions:
From net realized capital gains	(0.63)		(0.42)		(0.52)		(1.23)		(0.01)
Total distributions	(0.63)		(0.42)		(0.52)		(1.23)		(0.01)

Net Asset Value, End of Year	$11.14	(d)	$11.34		$10.82		$10.81		$12.02

Total Return (b)	3.79%		8.97%		5.57%		(0.03	)%(e)	8.86%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$23,418		$17,999		$10,285		$5,680		$5,578

Ratios of expenses to average net assets:
Before fees waived and expenses absorbed	2.37	%(c)	3.04	%(c)	3.41	%(c)	4.32%		4.27	%(c)
After fees waived and expenses absorbed	2.10	%(c)	2.10	%(c)	1.97	%(c)	1.95%		2.01	%(c)

Ratios of net investment loss:
Before fees waived and expenses absorbed	(1.52	)%(c)	(2.10	)%(c)	(1.81	)%(c)	(2.59)%		(2.74	)%(c)
After fees waived and expenses absorbed	(1.25	)%(c)	(1.16	)%(c)	(0.38	)%(c)	(0.22)%		(0.48	)%(c)

Portfolio turnover rate	395.29%		271.84%		192.88%		280.78%		94.23%

(a)

Net investment loss per share is based on average shares outstanding.

(b)

Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and does not reflect the impact of sales charges.

(c)

The ratios include 0.13% of interest expense and 0.02% of dividend expense during the year ended November 30, 2021, 0.15% of interest expense during the year ended November 30, 2020, 0.02% of interest expense during the year ended November 30, 2019 and 0.06% of interest expense during the year ended November 30, 2017.

(d)

The Net Asset Value differs from the traded NAV on November 30, 2021 due to financial statement adjustments.

(e)

Total return does not correlate to the total from investment operations due to the timing of certain subscriptions and redemptions in the Fund.

The accompanying notes are an integral part of these financial statements.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2021

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The FinTrust Income and Opportunity Fund (the “Fund”), is a series of 360 Funds (the “Trust”). The Trust was organized on February 24, 2005 as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund is a non-diversified Fund. As a non-diversified Fund, it may invest a significant portion of its assets in a small number of companies. The Fund’s investment objective is total return comprised of income and capital appreciation. The Fund’s investment adviser is FinTrust Capital Advisors, LLC (the “Adviser”). The Fund offers two classes of shares, Class A and Institutional Class shares. Each class of shares commenced operations on January 21, 2016. Each class differs as to sales and redemption charges and ongoing fees. Income and expenses (other than class specific), and realized/unrealized gains or losses are allocated to each class based on their relative net asset values.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

a)           Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 2.

b)           Options – The Fund uses an option strategy in an effort to limit market exposure and volatility. The extent of option selling will depend upon market conditions and the Adviser’s judgment of the advantages of selling call options on the Fund’s equity investments. The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets. The risk in purchasing options is limited to the premium paid by the Fund for the options. The sale of call options generates income for the Fund, but may limit the Fund's participation in equity market gains. The Fund’s investment adviser seeks to reduce the overall volatility of returns for the Fund by managing a portfolio of options. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. By writing put options on equity securities, the Fund gives up the opportunity to benefit from potential increases in the value of the underlying securities above the strike prices of the written put options, but continues to bear the risk of declines in the value of underlying securities held by the Fund. The Fund will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

c)           Exchange-Traded Funds (“ETFs”) – The Fund may invest in ETFs. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index. ETFs are traded on a securities exchange based on their market value. An ETF portfolio holds the same stocks or bonds as the index it tracks, so its market price reflects the value of the index at any given time. ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees’ fees, and marketing expenses, and ETF shareholders, such as the Fund, pay their proportionate share of these expenses. Your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses.

d)           Federal Income Taxes – The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2021

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

As of and for the year ended November 30, 2021, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax liability as income tax expense in the Statement of Operations. For the year ended November 30, 2021, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdiction as U.S. Federal.

In addition, accounting principles generally accepted in the United States of America (“GAAP”) requires management of the Fund to analyze all open tax years, as defined by the Internal Revenue Service statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of the year ended November 30, 2021, and for all other open tax years (years ended November 30, 2020, November 30, 2019 and November 30, 2018), the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

e)           Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital.

f)            Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)           Non-Diversified Fund – The Fund is a non-diversified fund. In general, a non-diversified fund may invest a greater percentage of its assets in a particular issue and may own fewer securities than other mutual funds. Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issue will cause a greater loss for the fund than it would if the fund was required to hold a larger number of securities or smaller positions.

h)           Sales Charges – A maximum sales charge of 5.50% is imposed on certain purchases of Class A shares. A contingent deferred sales charge (“CDSC”) is imposed upon certain redemptions of Class A shares purchased at net asset value in amounts totaling $1 million if the dealer’s commission was paid by the underwriter and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to 1.00% of the lesser of (1) the net asset value at the time of purchase of the Class A shares being redeemed; or (2) the net asset value of such shares at the time of redemption. There were no CDSC Fees paid to the Distributor for the year ended November 30, 2021.

i)            Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund's relative net assets or another appropriate basis as determined by the Board.

j)            Other – Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2.	SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Trustees (the “Board”) has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Adviser to apply those guidelines in determining fair value prices, subject to review by the Board.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2021

2.	SECURITIES VALUATIONS (continued)

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

●	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Trust's major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common stock, preferred stock and ETFs) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Money market funds – Money market funds are valued at their net asset value and are categorized as Level 1.

Derivative instruments – Listed derivatives, including options, that are actively traded, are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Options held by the Fund for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within Level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within Level 2 of the fair value hierarchy.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2021

2.           SECURITIES VALUATIONS (continued)

If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as Level 3 securities.

The following tables summarize the inputs used to value the Fund’s assets and liabilities measured at fair value as of November 30, 2021.

Financial Instruments – Assets
Security Classification (1)	Level 1	Level 2	Level 3	Totals
Common Stock (2)	$16,645,242	$—	$—	$16,645,242
Preferred Stock (2)	571,200	—	—	571,200
Exchange-Traded Funds (2)	3,272,550	—	—	3,272,550
Government Bonds	—	1,815,391	—	1,815,391
Call Options Purchased	364,405	142,130	—	506,535
Put Options Purchased	714,635	131,550	—	846,185
Short-Term Investments	169,194	—	—	169,194
Total Assets	$21,737,226	$2,089,071	$—	$23,826,297

Derivative and Financial Instruments – Liabilities
Security Classification (1)	Level 1	Level 2	Level 3	Totals
Common Stock (2)	$1,717,140	$—	$—	$1,717,140
Call Options Written	82,574	—	—	82,574
Put Options Written	398,657	—	—	398,657
Total Liabilities	$2,198,371	$—	$—	$2,198,371

(1)          As of and for the year ended November 30, 2021, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(2)          All common stock, ETFs and preferred stock held in the Fund are Level 1 securities. For a detailed break-out of common stock and preferred stock by industry and ETFs by investment type, please refer to the Schedule of Investments.

3.	DERIVATIVE TRANSACTIONS

As of November 30, 2021, the location on the Statement of Assets and Liabilities for financial derivative instrument fair values is as follows:

Assets	Location	Equity Contracts
Call options purchased	Investments, at value	$506,535
Put options purchased	Investments, at value	846,185
Total Assets		$1,352,720

Liabilities	Location	Equity Contracts
Call options written	Options written, at value	$82,574
Put options written	Options written, at value	398,657
Total Liabilities		$481,231

FinTrust Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2021

3.	DERIVATIVES TRANSACTIONS (continued)

Realized and unrealized gains and losses on derivatives contracts entered into by the Fund for the year ended November 30, 2021, are recorded in the following locations in the Statement of Operations:

Net change in unrealized appreciation (depreciation) on:	Location	Equity Contracts
Call options purchased	Investments	$22,343
Put options purchased	Investments	(762,090)
Call options written	Options written	(722)
Put options written	Options written	(75,032)
		$(815,501)

Net realized gain (loss) on:	Location	Equity Contracts
Call options purchased	Investments	$81,807
Put options purchased	Investments	(1,647,915)
Call options written	Options written	(194,664)
Put options written	Options written	787,962
		$(972,810)

For the year ended November 30, 2021, the average month-end notional value of purchased and written option contracts for the Fund was $23,622,808 and ($8,143,631), respectively. The primary risk category for all open options positions during the fiscal year was equity risk.

4.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the year ended November 30, 2021, were as follows:

	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	209	(557)	427	79
Value	$2,367	$(6,090)	$4,673	$950
Institutional Class
Shares	777,211	(352,734)	90,412	514,889
Value	$9,472,759	$(4,131,397)	$1,003,570	$6,344,932

Transactions in shares of capital stock for the year ended November 30, 2020, were as follows:

	Sold	Redeemed	Reinvested	Net Increase (Decrease)
Class A
Shares	10	(1,961)	363	(1,588)
Value	$101	$(20,261)	$3,800	$(16,360)
Institutional Class
Shares	741,588	(142,803)	37,870	636,655
Value	$7,332,702	$(1,417,410)	$401,040	$6,316,332

FinTrust Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2021

5.	INVESTMENT TRANSACTIONS

For the year ended November 30, 2021, aggregate purchases and sales of investment securities (excluding short-term investments and U.S. Government securities) for the Fund were as follows:

Purchases	Sales
$90,523,774	$86,569,857

The cost of purchases and proceeds from sales of U.S. government securities during the year ended November 30, 2021, were $499,901 and $250,000, respectively.

6.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser manages the operations of the Fund and manages the Fund’s investments in accordance with the stated policies of the Fund. As compensation for the investment advisory services provided to the Fund, the Adviser will receive a monthly management fee equal to an annual rate of 1.25% of the Fund’s net assets. For the year ended November 30, 2021, the Adviser earned $310,208 of management fees.

The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (excluding interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 1.95% of the Fund’s average daily net assets. The current contractual agreement cannot be terminated before March 31, 2023, without the Board of Trustees’ approval. For the year ended November 30, 2021, the Adviser waived advisory fees of $68,136.

Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three years following the month in which such waiver or reimbursement occurred, if the Fund can make the payment without exceeding the 1.95% expense limitation. The cumulative reimbursement is $325,665, of which $128,536, $128,993 and $68,136 can be recouped no later than November 30, 2022, November 30, 2023 and November 30, 2024, respectively.

The Fund has entered into an Investment Company Services Agreement (“ICSA”) with M3Sixty Administration, LLC (“M3Sixty”). Pursuant to the ICSA, M3Sixty will provide daily operational services to the Fund including, but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund's portfolio securities; (d) pricing the Fund's shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund's legal compliance; (j) maintaining shareholder account records.

For the year ended November 30, 2021, M3Sixty earned $116,822, including out of pocket expenses, pursuant to the ICSA.

The Fund has also entered into a Chief Compliance Officer Service Agreement (“CCO Agreement”) with M3Sixty. Pursuant to the CCO Agreement, M3Sixty agrees to provide a Chief Compliance Officer (“CCO”), as described in Rule 38a-1 of the 1940 Act, to the Fund for the year and on the terms and conditions set forth in the CCO Agreement.

For the year ended November 30, 2021, M3Sixty earned $4,633 of fees pursuant to the CCO Agreement.

Certain officers and an interested Trustee of the Trust are also employees and/or officers of M3Sixty.

Legal fees amounting to $14,571 for the year ended November 30, 2021 were paid to Strauss Troy Co., LPA. A partner of the law firm is the Assistant Secretary of the Trust.

The Fund has entered into a Distribution Agreement with Matrix 360 Distributors, LLC (“M3SixtyD” or the “Distributor”). Pursuant to the Distribution Agreement, the Distributor provides distribution services to the Fund. The Distributor served as underwriter/distributor of the Fund. M3SixtyD may receive commissions from the sale of Class A shares. During the year ended November 30, 2021, $25 of commissions were paid to the Distributor. M3SixtyD is an affiliate of M3Sixty.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2021

6.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

The Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for its Class A shares. The Fund may expend up to 0.25% for Class A shares of the Fund’s average daily net assets annually to pay for any activity primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made.

The distribution plan for the Class A shares of the Fund took effect January 21, 2016. For the year ended November 30, 2021, the Fund accrued $217 in 12b-1 expenses attributable to Class A shares.

7.	TAX MATTERS

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments, including written options and securities sold short, at November 30, 2021 were as follows:

Cost	Gross Appreciation	Gross Depreciation	Net Depreciation
$22,199,348	$1,505,650	$(2,077,072)	$(571,422)

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

The tax character of distributable earnings (deficit) at November 30, 2021, the Fund’s most recent fiscal year end, is as follows:

Unrealized Depreciation	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carry Forwards	Post-October Loss and Late Year Loss	Other Book/Tax Differences	Total Distributable Earnings
$(571,422)	$482,470	$807,923	$—	$—	$(27,048)	$691,923

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. As of November 30, 2021 the Fund did not elect to defer any losses.

In accordance with accounting pronouncements, the Fund may record reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present distributable earnings on a tax basis which is considered to be more informative to the shareholder. Permanent book and tax differences, primarily attributable to the use of tax equalization, resulted in reclassifications for the year ended November 30, 2021, as follows:

Distributable Earnings	Paid-in Capital
$(2,900)	$2,900

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. As of November 30, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.

For the year ended November 30, 2021, the Fund distributed, on a tax basis, $844,228 of ordinary income and $164,015 of long-term capital gains.

For the year ended November 30, 2020, the Fund distributed, on a tax basis, $362,575 of ordinary income and $42,265 of long-term capital gains.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2021

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2021, Charles Schwab and Co., Inc. held 54.50% and National Financial Services, LLC held 45.25% of the Fund’s shares in omnibus accounts for the sole benefit of their customers. The Trust does not know whether any of the underlying beneficial shareholders of the omnibus accounts held by Charles Schwab and Co., Inc. or National Financial Services, LLC own more than 25% of the voting securities of the Fund.

9.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.	ASSIGNMENT OF ADVISORY AGREEMENT

At a Special Meeting of the Board held on June 28, 2021 (the “Special Meeting”), the Board was notified that the parent company of the Adviser (the “Parent Company”), which owned 100% of the Adviser, had entered into a membership interest purchase agreement (the “MIPA”) with United Community Banks, Inc. (“UCBI”) for 100% of the interest of the Parent Company. Under the MIPA, UCBI acquired 100% of the interests in the Parent Company, and, therefore, became the ultimate parent company of the Adviser. The closing date of the transaction was July 6, 2021.

Upon closing of the MIPA, the former Advisory Agreement was terminated because of a change in control of the Adviser that resulted in the assignment of the Advisory Agreement under federal securities laws. For the Adviser to continue to provide investment management services to the Fund, the Board voted unanimously to approve an Interim Investment Advisory Agreement at the Special Meeting for a term not greater than 150 days or until shareholders approve a New Investment Advisory Agreement (“New Agreement”).

At the Special Meeting, the Board approved the New Agreement as well as a New Expense Limitation Agreement for the Fund. On September 17, 2021, at a Special Meeting of Shareholders, the Fund’s shareholders also approved the New Agreement and New Expense Limitation Agreement.

11.	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities or is of common management. Companies which are affiliates of the Fund at November 30, 2021, are noted in the Fund’s Schedule of Investments. United Community Banks, Inc., 6.875% - Series I preferred stock (“UCBIO”) is considered an affiliated investment because it is of common management of the Adviser. At November 30, 2021, the Fund held 21,000 shares of UCBIO.

Transactions with affiliated companies during the year ended November 30, 2021 were as follows:

	Value as of November 30, 2020	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases		Sales	Value as of November 30, 2021	Income earned
UCBIO	$—	$—	$(14,910)	$586,110	*	$—	$571,200	$18,047	*
Total	$—	$—	$(14,910)	$586,110		$—	$571,200	$18,047

* UCBIO was previously unaffiliated with the Adviser but became affiliated at the closing date of the MIPA on July 6, 2021 (Note 10). The purchases amount represents the market value of UCBIO on July 6, 2021. The income received represents the income received during the period from July 6, 2021 through November 30, 2021.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2021

12.	SUBSEQUENT EVENTS

On December 21, 2021, the Fund declared an ordinary income distribution of $485,367 and long-term capital gain distribution of $807,926, which were payable on December 21, 2021.

In accordance with GAAP, Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

13.	NOVEL CORONAVIRUS PANDEMIC

An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 began in China in December 2019 and continues today. The spread of the coronavirus resulted in travel and border restrictions, quarantines, curfews, and restrictions on large gatherings. Government measures to limit the spread of the virus include enhanced health screenings at ports of entry and elsewhere and prolonged quarantines for many people. Despite these measures, the virus’ spread resulted in a large number of deaths, disrupted global healthcare systems and supply chains. As a result, 2020 and early 2021 caused lower consumer demand for a wide range of products and services and general concern and uncertainty. While governments took unprecedented action to limit disruptions to the financial system, global financial markets experienced significant volatility resulting from the spread of and subsequent intervening measures intended to limit the spread of COVID-19. Since early 2021, the widespread distribution of vaccines helped stabilize some financial markets and reopen some economies, and significant government stimulus mitigated economic damages to the global economy. But the spread of COVID-19 adversely affected the economies of many nations and the entire global economy, in general. Still, global markets are concerned over the pace of economic recovery globally, the potential for inflation because of the government stimulus, and further disruption due to the emergence of highly contagious COVID-19 variants, such as the “delta”, “omicron” and other variants. At this time, the Fund cannot determine the full extent of the impact of COVID-19 and its variants on the Fund’s performance, which will depend on future developments, including the duration and the continued spread of the outbreak.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of 360 Funds

and the Shareholders of FinTrust Income and Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of FinTrust Income and Opportunity Fund, a series of shares of beneficial interest in 360 Funds (the “Fund”), including the schedule of investments, as of November 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended November 30, 2017 were audited by other auditors, whose report dated January 26, 2018, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the 360 Funds since 2018.

Philadelphia, Pennsylvania

January 26, 2022

FinTrust Income and Opportunity Fund	ANNUAL REPORT

ADDITIONAL INFORMATION

November 30, 2021 (Unaudited)

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prior to March 31, 2020, the Fund filed its complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Shareholder Tax Information - The Fund is required to advise you within 60 days of the Fund’s fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year. The Fund paid $844,228 of ordinary income and $164,015 of long-term capital gain distributions for the year ended November 30, 2021.

Tax information is reported from the Fund’s fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2022 to determine the calendar year amounts to be included on their 2021 tax returns. Shareholders should consult their own tax advisors.

SPECIAL MEETINGS OF SHAREHOLDERS

On September 17, 2021, a Special Meeting of Shareholders of the Trust was held for the purpose of voting on the following proposals:

Proposal 1: To approve the New Agreement between the Trust, on behalf of the Fund, and the Adviser.

Proposal 2: To approve the New Expense Limitation Agreement between the Fund and the Adviser, including the Adviser’s ability to recoup amounts that it previously waived or reimbursed under the prior Expense Limitation Agreement.

The total number of shares of the Trust present in person or by proxy represented approximately 66.79% of the Trust’s shares entitled to vote at the Special Meeting. The shareholders of the Trust voted to approve all proposals. The votes cast by the Trust’s shareholders with respect to each proposal were as follows:

	For	Against	Abstain
Proposal 1	1,506,680	—	—
Proposal 2	1,506,680	—	—

FinTrust Income and Opportunity Fund	ANNUAL REPORT

ADDITIONAL INFORMATION

November 30, 2021 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited)

The Trustees are responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling (877) 244-6235.

Trustees and Officers.  Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Funds, and their principal occupation during the past five years. Each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table. The address of each trustee and officer is 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Arthur Q. Falk YOB : 1937	Trustee	Since 2011	Retired.	Six	None
Tom M. Wirtshafter YOB : 1954	Trustee	Since 2011	Senior Vice President, American Portfolios Financial Services, (broker-dealer), American Portfolios Advisors (investment Advisor) (2009-Present).	Six	None
Gary W. DiCenzo YOB: 1962	Trustee and Independent Chairman	Since 2014 Since 2019	Partner, Cognios Capital (investment management firm) (2015-2020) Chief Executive officer (2015-2019).	Six	None
Steven D. Poppen YOB : 1968	Trustee	Since 2018	Executive Vice President and Chief Financial Officer, Minnesota Vikings (professional sports organization) (1999-present).	Six	IDX Funds (2015-2021)
Thomas J. Schmidt YOB: 1963	Trustee	Since 2018	Principal, Tom Schmidt & Associates Consulting, LLC (2015-Present)	Six	Lind Capital Partners Municipal Credit Income Fund (2021-present)
Interested Trustee*
Randall K. Linscott YOB: 1971	President	Since 2013	Chief Executive Officer, M3Sixty Administration, LLC (2013-present)	Six	IDX Funds (2015-2021)

* The Interested Trustee is an Interested Trustee because he is an officer and principal owner of the Administrator.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

ADDITIONAL INFORMATION

November 30, 2021 (Unaudited) (continued)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited)

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers
Richard Yates YOB: 1965	Chief Compliance Officer and Secretary	Since 2021	Of Counsel, McElroy Deutsch (2020–present); Head of Compliance, M3Sixty Administration, LLC (2021–present); Chief Compliance Officer and Secretary, M3Sixty Funds Trust (2021–present); Founder, The Yates Law Firm (2018–2020); Chief Legal Officer, Manning & Napier, Inc. (2000–2018).	N/A	N/A
Larry E. Beaver, Jr. YOB: 1969	Treasurer	Since 2021	Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017-Present); Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2005-2017); Assistant Treasurer, 360 Funds Trust (2017-2021); Chief Accounting Officer, Amidex Funds, Inc. (2003-2020); Assistant Treasurer, Capital Management Investment Trust (2017-2018); Assistant Treasurer, M3Sixty Funds Trust (2017-2021); Assistant Treasurer, WP Funds Trust (2017-2021); Treasurer and Assistant Secretary, Capital Management Investment Trust (2008-2017); Treasurer, 360 Funds Trust (2007-2017); Treasurer, M3Sixty Funds Trust (2015-2017); Treasurer, WP Trust (2015-2017).	N/A	N/A
Bo J. Howell YOB: 1981	Assistant Secretary	Since 2020	Shareholder, Strauss Troy Co., LPA (2020 - present); CEO, Joot (2018 - present); Partner, Practus LLP (2018 - 2020); Director of Fund Administration, Ultimus Fund Services, LLC (2014-2018).	N/A	CCO Technology, LLC (d/b/a Joot) (since 2020)
Steve Roberts YOB: 1953	Anti-Money Laundering Officer	Since 2021	Chief Compliance Officer, Matrix 360 Distributors, LLC (2017-present); Chief Compliance Officer, WP Trust (2018-2021); Compliance Analyst, State Street (2016-2017).	N/A	N/A

FinTrust Income and Opportunity Fund	ANNUAL REPORT

ADDITIONAL INFORMATION

November 30, 2021 (Unaudited) (continued)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited)

Remuneration Paid to Trustees and Officers - Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust, including Matrix 360 Distributors, LLC and M3Sixty Administration, LLC. Each Trustee who is not an “interested person” (an “Independent Trustee”) receives a $5,000 annual retainer (paid quarterly). In addition, each Independent Trustee receives, on a per fund basis: (i) a fee of $1,500 per fund each year (paid quarterly); (ii) a fee of $200 per Board meeting attended; and (iii) a fee of $200 per committee meeting attended. The Trust will also reimburse each Trustee for travel and other expenses incurred in connection with, and/or related to, the performance of their obligations as a Trustee. Officers of the Trust will also be reimbursed for travel and other expenses relating to their attendance at Board meetings.

Name of Trustee[1]	Aggregate Compensation From each Fund[2]	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Paid to Trustees[2]
Independent Trustees
Arthur Q. Falk	$ 3,333	None	None	$ 3,333
Tom M. Wirtshafter	$ 3,533	None	None	$ 3,533
Gary W. DiCenzo	$ 3,533	None	None	$ 3,533
Steven D. Poppen	$ 3,533	None	None	$ 3,533
Thomas J. Schmidt	$ 3,533	None	None	$ 3,533
Interested Trustees and Officers
Randall K. Linscott	None	Not Applicable	Not Applicable	None

1 Each of the Trustees serves as a Trustee to each Series of the Trust. The Trust currently offers six (6) series of shares.

2 Figures are for the year ended November 30, 2021.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

Information About Your Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as the sales charge (load) imposed on certain subscriptions and the contingent deferred sales charge (“CDSC”) imposed on certain short-term redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made at the beginning of the period). You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), CDSC fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Fund’s prospectus.

Expenses and Value of a $1,000 Investment for the period from 05/31/21 through 11/30/21

	Beginning Account Value (05/31/21)	Annualized Expense Ratio for the Period	Ending Account Value (11/30/21)	Expenses Paid During Period (a)
Actual Fund Return (in parentheses)
Class A (-13.50%)	$1,000.00	2.32%	$865.00	$10.85
Institutional Class (-13.37%)	$1,000.00	2.07%	$866.30	$9.68
Hypothetical 5% Return
Class A	$1,000.00	2.32%	$1,013.40	$11.71
Institutional Class	$1,000.00	2.07%	$1,014.70	$10.45

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Fund’s prospectus, which can be obtained from your investment representative or by calling 1-877-244-6235. Please read it carefully before you invest or send money.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

Information About Your Fund’s Expenses – (Unaudited) (continued)

Total Fund operating expense ratios as stated in the current Fund prospectus dated March 30, 2021 for the Fund were as follows:
FinTrust Income and Opportunity Fund Class A, gross of fee waivers or expense reimbursements	3.30%
FinTrust Income and Opportunity Fund Class A, after waiver and reimbursement*	2.36%
FinTrust Income and Opportunity Fund Institutional Class, gross of fee waivers or expense reimbursements	3.05%
FinTrust Income and Opportunity Fund Institutional Class, after waiver and reimbursement*	2.11%

* FinTrust Capital Advisors, LLC (the “Adviser”) has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (excluding interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 1.95%. The Expense Limitation Agreement covers the period during which the Interim Investment Advisory Agreement was in place and the period following shareholder approval of the new Investment Advisory Agreement through at least March 31, 2023. Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three fiscal years following the year in which such waiver occurred, if the Fund is able to make the payment without exceeding the 1.95% expense limitation. The current contractual agreement cannot be terminated prior to at least one year after the effective date without the Board of Trustees’ approval. Total Gross Operating Expenses for the year ended November 30, 2021 were 2.62% and 2.37% for the FinTrust Income and Opportunity Fund Class A shares and FinTrust Income and Opportunity Fund Institutional Class shares, respectively. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 6) sections of this report for expense related disclosures for the year ended November 30, 2021.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

Approval of the New Investment Advisory Agreement (Unaudited)

At a meeting held on June 28, 2021 and by written consent thereafter, the Board of Trustees (the “Board”) considered the approval of a new Investment Advisory Agreement (the “New Advisory Agreement”) with respect to the Fund. The Board’s determination to approve the agreements followed its consideration of various factors and review of written materials provided by the Adviser. Legal counsel (“Counsel”) noted that the 1940 Act requires the approval of an investment advisory agreement with the Trust by a majority of the Independent Trustees. The Board’s deliberations and the information on which its conclusions were based are summarized below.

Counsel reviewed with the Board a memorandum from Counsel and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the New Advisory Agreement concerning the Fund. A copy of this memorandum was circulated to the Trustees in advance of the Meeting. At the Meeting, the Board considered the following material factors when it evaluated the New Advisory Agreement: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Fund under the management of the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) the Adviser’s practices regarding possible conflicts of interest, including its contemplated brokerage practices, and other benefits derived by the Adviser.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings by the Adviser, as well as information specifically provided during the approval process, including at the Meeting. The Board requested and was provided with (or had access to) information and reports relevant to the approval of the New Advisory Agreement, including: (i) information regarding the services and support provided to the Fund and its shareholders by the Adviser; (ii) quarterly assessments of the investment performance of the Fund from the portfolio management team; (iii) periodic commentary on the reasons for the performance; (iv) presentations by the Fund’s management addressing the Adviser’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Fund and the Adviser; (vi) disclosure information contained in the registration statement for the Fund and the Form ADV of the Adviser; and (vii) a memorandum from legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board to make an informed decision.

The Board also reviewed various information provided by the Adviser including, without limitation: (i) documents containing financial information about the Adviser, a description of personnel and the services provided to the Fund by the Adviser, information on investment advice, performance, summaries of Fund’s expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by the Adviser from its relationship with the Fund. The Board did not identify any information that was most relevant to its consideration to approve the New Advisory Agreement, and each Trustee may have afforded different weights to the various factors.

(1)	The nature, extent, and quality of the services to be provided by the Adviser.

The Board considered the Adviser’s responsibilities under the Fund’s Advisory Agreement. The Board reviewed the services to be provided by the Adviser to the Fund including, without limitation: its processes for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow assets and assist in the distribution of the Fund’s shares. The Board considered the Adviser’s staffing, personnel, and methods of operating; the education and experience of its staff; and its compliance program, policies, and procedures. Specifically, the Board noted that the services provided by the Adviser to the Fund under the New Advisory Agreement are expected to be the same as under the Prior Advisory Agreement. After reviewing the preceding and further information from the Adviser, the Board concluded that the nature, extent, and quality of the services to be provided by the Adviser was satisfactory and adequate for the Fund.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

Approval of the New Investment Advisory Agreement (Unaudited) (continued)

(2)         The Investment Performance of the Fund and the Adviser.

The Board noted that the Adviser is currently managing the Fund under an interim investment advisory agreement (the “Interim Advisory Agreement”), which commenced on July 6, 2021. The Board considered that the Adviser’s President and Managing Partner and the portfolio manager of the Fund under the Interim Advisory Agreement has been a portfolio manager of the Fund since August 2018. The Board compared the short- and long-term performance of the Fund with the performance of its benchmark index, or indices, as applicable, comparable funds with similar objectives and size managed by other investment advisers, and peer group indices (e.g., Morningstar category averages). The Trustees also considered the consistency of the Adviser’s management of the Fund with its investment objective and policies.

The Board noted that the Fund’s performance had exceeded the average and median performance of the Fund’s peer group for all periods since inception. It was also noted that FinTrust Capital currently does not have any separate account or institutional clients that utilize strategies similar to the Fund’s strategy. Finally, the Board considered the Fund’s performance during the most recent market conditions because of COVID-19. Based on the preceding, the Board concluded that the investment performance information presented for the Fund was satisfactory.

(3)          The costs of the services provided, and profits realized by the Adviser from the relationship with the Fund.

The Board considered: the Adviser’s staffing, personnel, and methods of operating; its financial condition and its level of commitment to the Fund; the asset levels of the Fund; and the overall expenses of the Fund. The Board noted that the advisory fee and net expense ratio were both above the average and median of the Fund’s peer group, but within the peer group range. The Board also considered the financial statements of the Adviser and its financial stability and productivity.

The Board compared the fees and expenses of the Fund (including the management fee) relative to its peer group as of March 31, 2021. The Board noted that the Fund’s net expense ratio was above the peer group average and median, but it recognized that the Fund was substantially smaller than most of its peers, which affects its net expense ratio. The Trustees noted that the Adviser has entered into an expense limitation agreement according to which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, to limit its annual operating expenses (with industry-standard exceptions) through March 31, 2023. Following this analysis and upon further consideration and discussion of the preceding, the Board concluded that the fee to be paid to the Adviser by the Fund was fair and reasonable.

The Board reviewed the Adviser’s estimated profitability analysis for the Fund. The Board determined that the advisory fee, which would not change because of the transaction, was within an acceptable range considering the services to be rendered by the Adviser. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fees to be paid to the Adviser were fair and reasonable.

(4)            The extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of shareholders.

The Board considered the Fund’s proposed fee arrangements with the Adviser. The Trustees determined that although the management fee would stay the same as asset levels increased, the Fund’s shareholders would benefit from the expense limitation arrangement. The Board noted that while a breakpoint schedule in an advisory agreement would be beneficial, such a feature only had benefits if the Fund’s assets were enough to realize the effect of the breakpoint. The Trustees noted that lower expenses for the Fund’s shareholders are realized immediately with the expense limitation arrangements with the Adviser. The Board also noted that the Fund would benefit from economies of scale under its agreements with some of its service providers other than the Adviser as fees that were in place with those other service providers were either fixed or essentially semi-fixed, and the Board considered the Adviser’s efforts to work with the fund administrator, transfer agent, and distributor to secure such arrangements for the Fund. Following further discussion of the Fund’s asset levels, expectations for growth, and proposed fees, the Board determined that the Fund’s fee arrangement, in light of all the facts and circumstances, was fair and reasonable and that the expense limitation arrangement provided savings and protection for the benefit of the shareholders.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

Approval of the New Investment Advisory Agreement (Unaudited) (continued)

(5)           Possible conflicts of interest and benefits derived by the Adviser.

In evaluating the possibility for conflicts of interest, the Board considered such matters as:

●	the experience and ability of the advisory personnel assigned to the Fund;
●	the basis of decisions to buy or sell securities for the Fund;
●	the method for bunching of portfolio securities transactions;
●	the substance and administration of the Codes of Ethic; and
●	other relevant policies described in FinTrust’s Form ADV and compliance policies and procedures, such as personal conduct policies, personal trading policies, risk management and internal controls.

The Board also considered potential benefits to the Adviser in managing the Fund and noted that the Adviser may benefit from operational efficiencies related to the management of smaller client accounts. The Board noted that the Adviser represented that it does not anticipate utilizing soft dollars or commission recapture with the Fund. The Board took into consideration the affiliations of the Adviser and considered the potential for conflicts of interest. Following further consideration and discussion, the Board indicated that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interest, as well as the benefits to be derived by it from managing the Fund, were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined that the compensation payable under the Advisory Agreement was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they resolved to approve the renewal of the Advisory Agreement.

360 FUNDS
4300 Shawnee Mission Pkwy
Suite 100
Fairway, KS 66205

INVESTMENT ADVISER
FinTrust Capital Advisors, LLC
124 Verdae Boulevard
Suite 504
Greenville, SC 29607

ADMINISTRATOR & TRANSFER AGENT
M3Sixty Administration, LLC

4300 Shawnee Mission Parkway
Suite 100
Fairway, KS 66205

DISTRIBUTOR
Matrix 360 Distributors, LLC
4300 Shawnee Mission Parkway
Suite 100
Fairway, KS 66205

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
3rd Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Strauss Troy Co., LPA
Federal Reserve Building
150 E. 4th Street
 4th Floor
Cincinnati, OH 45202

CUSTODIAN BANK
Fifth Third Bank
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

ITEM 2.               CODE OF ETHICS.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.               AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that Tom Wirtshafter serves on its audit committee as the "audit committee financial expert" as defined in Item 3.

ITEM 4.               PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $12,000 with respect to the registrant’s fiscal year ended November 30, 2021 and $12,000 with respect to the registrant’s fiscal year ended November 30, 2020 for the FinTrust Income and Opportunity Fund. The November 30, 2021 and November 30, 2020 audit fees were paid to BBD, LLP.

(b)

Audit-Related Fees.    There were no fees billed during the fiscal year for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)

Tax Fees. The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $2,500 with respect to the registrant’s fiscal year ended November 30, 2021 and $2,500 with respect to the registrant’s fiscal year ended November 30, 2020 for the FinTrust Income and Opportunity Fund. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns. The November 30, 2021 and November 30, 2020 tax fees were paid to BBD, LLP.

(d)

All Other Fees.  The aggregate fees billed in last fiscal year for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended November 30, 2021 and $0 for the fiscal year ended November 30, 2020 for the FinTrust Income and Opportunity Fund.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)

Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the for the fiscal year ended November 30, 2021 and the fiscal year ended November 30, 2020 for the FinTrust Income and Opportunity Fund, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULES OF INVESTMENTS

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable as the Fund is an open-end management investment company.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable as the Fund is an open-end management investment company.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable as the Fund is an open-end management investment company.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable as the Fund is an open-end management investment company.

ITEM 13.	EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

360 Funds

By: Randy Linscott	/s/ Randy Linscott
Principal Executive Officer,
Date: February 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Randy Linscott	/s/ Randy Linscott
Principal Executive Officer
Date: February 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Larry E. Beaver, Jr.	/s/ Larry E. Beaver, Jr.
Treasurer and Principal Financial Officer
Date: February 4, 2022